UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):	July 31, 2012

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-12619 (Commission File Number)	43-1766315 (IRS Employer Identification Number)

800 Market Street
St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area co	(314) 877-7000

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

    In a press release dated August 1, 2012, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, Ralcorp Holdings, Inc. (the “Company”) announced preliminary results for the third quarter of fiscal 2012.

    The information in this report and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

    In a press release dated August 1, 2012, a copy of which is attached hereto as Exhibit 99.1, the Company announced that, on July 31, 2012, it initiated a strategic restructuring to improve organizational effectiveness and and reduce costs by consolidating its existing Cereal, Pasta and Snacks, Sauces & Spreads businesses into a single center-store private brand food company.  As a result of this strategic initiative, the Company expects to generate annual pre-tax cost savings of approximately $26 to $31 million in fiscal 2013.  These initiatives are anticipated to result in one-time pre-tax costs of approximately $17 to $22 million consisting of employee separation and related expenses, half of which the Company expects to record in each of fiscal 2012 and fiscal 2013.  The Company expects to complete the strategic restructuring in fiscal 2014.

    Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, are made throughout this Item 2.05.  These forward-looking statements are identified by the use of terms and phrases such as “anticipate,” “expect,” “estimate,” or similar expressions.  All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements.  These factors and risks include, but are not limited to, the timing and expected costs and benefits associated with restructuring activities or cost reduction programs and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s cautionary statements contained in its filings with the Securities and Exchange Commission.  The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Item 2.05.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1	Press release dated August 1, 2012

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ralcorp Holdings, Inc.
(Registrant)

Date: August 1, 2012	By: /s/ S. Monette
S. Monette
Corporate Vice President and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press release dated August 1, 2012